Proprietary and Confidential Fourth Quarter 2020 Earnings & 2021 Outlook Conference Call February 11, 2021

© 2021 Ryder System, Inc. All Rights Reserved 2 Safe Harbor and Non-GAAP Financial Measures Note Regarding Forward-Looking Statements: Certain statements and information included in this presentation are “forward-looking statements” under the Federal Private Securities Litigation Reform Act of 1995, including our forecast, outlook, expectations regarding market trends and economic and freight environment; impact of the COVID-19 pandemic on market conditions, e-commerce, last mile delivery and onshoring/nearshoring trends, freight environment, earnings, depreciation, and commercial rental demand; residual values and depreciation expense; used vehicle market conditions; ChoiceLease, SCS and DTS sales; lease and rental fleet size; operating performance, rental demand and utilization; adjusted return on equity, operating revenue growth, free cash flow, liquidity, capital expenditures; leverage; tax rate; ability to expand retail used vehicle sales capacity; the impact and adequacy of steps we have taken to address our cost structure and improve returns; our ability to benefit from strategic initiatives and investments; our ability to achieve our long-term return on equity target; and our ability to successfully implement our maintenance cost-savings initiatives, lease pricing and other returns improvement initiatives, capital allocation strategy, and asset management strategy to right size our fleet; revenue and profitability of Ryder Last Mile operations; and timing for resumption of the anti-dilutive share repurchase program. Our forward-looking statements also include our estimates of the impact of our changes to residual value estimates on earnings and depreciation expense. The expected impact of the change in residual value estimates is based on our current assessment of the residual values and useful lives of revenue-earning equipment based on multi-year trends and our outlook for the expected near-term used vehicle market. Our assessment is subject to risks, uncertainties, and assumptions as to future events that may not prove to be accurate. Factors that could cause actual results related to vehicle residual values to materially differ from estimates include, but are not limited to, changes in supply and demand including due to COVID-19 impacts and other factors, competitor pricing, regulatory requirements, driver shortages, requirements and preferences, as well as changes in underlying assumption factors. All of our forward-looking statements should be evaluated with consideration given to the many risks and uncertainties inherent in our business that could cause actual results and events to differ materially from those in the forward-looking statements. Important factors that could cause such differences include, among others, the duration and severity of the COVID-19 pandemic and governmental responses thereto, our ability to adapt to changing market conditions and secular growth trends, lower than expected contractual sales, decreases in commercial rental demand or utilization or poor acceptance of rental pricing, worsening of market demand for or excess supply of used vehicles impacting current and/or estimated pricing and our anticipated proportion of retail versus wholesale sales, lack of customer demand for our services, higher than expected maintenance costs, lower than expected benefits from our cost savings initiatives, lower than expected benefits from our sales, marketing and new product initiatives, higher than expected costs related to our ERP implementation, setbacks or uncertainty in the economic market or in our ability to grow and retain profitable customer accounts, implementation or enforcement of regulations, decreases in freight demand or volumes, used vehicle inventory levels, poor operational execution including with respect to new accounts and product launches, our difficulty in obtaining adequate profit margins for our services, our inability to maintain current pricing levels due to soft economic conditions, business interruptions or expenditures due to labor disputes, severe weather or natural occurrences, competition from other service providers and new entrants, lower than anticipated customer retention levels, loss of key customers, driver and technician shortages resulting in higher procurement costs and turnover rates, higher than expected bad debt reserves or write-offs, changes in customers' business environments that will limit their ability to commit to long-term vehicle leases, a decrease in credit ratings, increased debt costs, adequacy of accounting estimates, higher than expected reserves and accruals particularly with respect to pension, taxes, depreciation, insurance and revenue, impact of changes in our residual value estimates and accounting policies (including our depreciation policy), the sudden or unusual changes in fuel prices, unanticipated currency exchange rate fluctuations, our ability to manage our cost structure, and the risks described in our filings with the Securities and Exchange Commission (SEC). The risks included here are not exhaustive. New risks emerge from time to time and it is not possible for management to predict all such risk factors or to assess the impact of such risks on our business. Accordingly, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Note Regarding Non-GAAP Financial Measures: This news release includes certain non-GAAP financial measures as defined under SEC rules, including: Comparable Earnings Measures, including comparable earnings from continuing operations; comparable earnings per share from continuing operations; comparable earnings before income tax; comparable earnings before interest, income tax, depreciation and amortization for Ryder and its business segments; and comparable tax rate. Additionally, our adjusted return on equity (ROE), adjusted return on capital (ROC) and adjusted return on capital spread (ROC spread) measures are calculated based on adjusted earnings items. Operating Revenue Measures, including operating revenue for Ryder and its business segments and segment EBT as a percentage of operating revenue. Cash Flow Measures, including total cash generated and free cash flow. Refer to Appendix - Non-GAAP Financial Measures for reconciliations of the non-GAAP financial measures contained in this presentation to the nearest GAAP measure. Additional information regarding non-GAAP financial measures as required by Regulation G and Item 10(e) of Regulation S-K can be found in our most recent Form 10-K, Form 10-Q, and our Form 8-K filed with the SEC as of the date of this presentation, which are available at http://investors.ryder.com. All amounts subsequent to January 1, 2017 have been recast to reflect the impact of the lease accounting standard, ASU 2016-02, Leases. Amounts throughout the presentation may not be additive due to rounding.

© 2021 Ryder System, Inc. All Rights Reserved 3 Contents 4Q20 Earnings & 2021 Outlook Note Regarding Forward Looking Statements Slide 2 2020 Overview and 4Q20 Results Slides 4 - 9 Targets and Outlook Slides 10 - 16 Progress on Actions to Reach ROE Target Slides 17 - 19 Appendix & Non-GAAP Financial Measures

2020 Overview

Macro Environment	• Improving economic and freight environment • Increased market awareness of supply chain reliability • Accelerating trends in e-commerce fulfillment, last mile delivery and onshoring/nearshoring
Strategic Focus	• Continued progress on actions to achieve target returns • Investing in innovation and branding
Operating Performance / COVID Effects	• Negative impact from prior residual value estimate changes and COVID, partially offset by higher lease results and lower maintenance costs • Residual value estimates set at or near historical lows • Minimal COVID impact in ChoiceLease, non-Auto SCS and DTS • SCS-Automotive activity has recovered from COVID impact • Rental and Used Vehicle Sales continue to improve
Cash Flow / Leverage / Liquidity	• Record free cash flow of $1.6B due to lower capex • Leverage reduced to within target range • Maintained solid liquidity position

Well Positioned for 2021

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Results Overview

4Q Operating Revenue



$1.84B
$1.84B
4Q19
4Q20

Higher SCS offset by lower FMS/DTS

4Q Comparable EPS



$0.83
$(0.01)
4Q19
4Q20

Improved used vehicle sales results, declining depreciation impact, better lease and rental performance

Adjusted ROE

(Trailing 12 Months)



0.3%
(1.3)%
FY19
FY20

Reflects depreciation related to prior residual value estimate changes and COVID impacts

Free Cash Flow

(Full Year)



$1.6B
$(1.1)B
FY19
FY20

Record FCF in FY20 due to lower capex as well as improved working capital

Note: See Appendix for reconciliations of non-GAAP financial measures including Operating Revenue, Comparable EPS, Adjusted ROE and Free Cash Flow

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@ 2021 Ryder System, Inc. All Rights Reserved 6 4th Quarter Results Overview – FMS Declined 3% primarily due to: • 7% lower rental revenue, • partially offset by higher lease revenue Earnings improvement of $141 million reflects: • $62 million YOY earnings benefit from declining depreciation expense impact related to prior residual value estimate changes and higher gains on used vehicle sales • improved lease and rental results Operating Revenue Earnings Before Tax (EBT) $1.22B $1.19B 4Q19 4Q20 $(80)M $60M 4Q19 4Q20 (6.6)% 5.0%EBT as % of Operating Revenue Note: See Appendix for reconciliations of non-GAAP financial measures including Operating Revenue FMS full year 2020 EBT as % of Operating Revenue is (3.1)%, below high-single digit target range due to higher depreciation expense from prior residual value estimate changes

Global Used Vehicle Sales Update – FMS

% Change in Proceeds*
vs. 4Q19



22%
15%
Tractors
Trucks

% Change in Proceeds*
vs. 3Q20



16%
13%
Tractors
Trucks

- Higher proceeds primarily reflect improved market pricing and, to a lesser extent, higher retail mix
- **U.S. only**: Since 2Q20, our truck and tractor prices increased 20% and 24%, respectively

*Represents average sales proceeds per used vehicle sold compared to prior period

Used Vehicles Sold



6,000
8,800
7,000
4Q19
3Q20
4Q20

- YOY volumes up 17% reflecting improved market conditions and retail channel investments
- Sequential volume decline due to lower inventory available

Used Vehicle Inventory



9,400
10,700
7,700
4Q19
3Q20
4Q20

Inventory reduced to within target range of 7-9K vehicles

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@ 2021 Ryder System, Inc. All Rights Reserved 8 4th Quarter Results Overview – SCS 8% increase reflects: • new business, higher pricing and increased volumes • growth in consumer packaged goods, retail and automotive 5% increase reflects: • higher pricing and new business • partially offset by favorable insurance claims development in prior year and higher compensation-related costs Operating Revenue Earnings Before Tax (EBT) $466M $506M 4Q19 4Q20 $32M $34M 4Q19 4Q20 6.9% 6.8%EBT as % of Operating Revenue 7.7% 8.6% Note: See Appendix for reconciliations of non-GAAP financial measures including Operating Revenue SCS full year 2020 EBT as % of Operating Revenue is 8.6%, within high-single digit target range

@ 2021 Ryder System, Inc. All Rights Reserved 9 4th Quarter Results Overview – DTS Operating Revenue Earnings Before Tax (EBT) $241M $231M 4Q19 4Q20 $18M $15M 4Q19 4Q20 7.5% 6.6%EBT as % of Operating Revenue 4% decline due to lower contractual sales in late 2019 and early 2020 16% decline due to favorable prior year insurance claims development, partially offset by improved operating performance Note: See Appendix for reconciliations of non-GAAP financial measures including Operating Revenue DTS full year 2020 EBT as % of Operating Revenue is 7.9%, within high-single digit target range

© 2021 Ryder System, Inc. All Rights Reserved 10 Our primary financial target relates to Return on Equity Adjusted Return on Equity Interim target 11% Long-term target over the cycle 15% Component drivers to achieve ROE target include: Operating Revenue Growth Fleet Management Mid Single Digit Supply Chain & Dedicated High Single Digit EBT as % of Operating Revenue All Segments High Single Digit Leverage (Debt-to-Equity) 250 - 300% Long Term Financial Model In order to achieve a long-term ROE target over the cycle, we are pursuing segment revenue and profitability targets as set forth above over the long-term. Our long-term leverage goal is also set forth above. These targets are based on management’s current estimates and expectations over the long-term and are subject to change.

2021 Outlook*

General

- Moderate economic growth environment
- Mid-single digit YOY operating revenue growth;
  - SCS and DTS in high-single digit target range
  - FMS below mid-single digit target range
- Expect FY21 tax rate to be in normalized range of high 20's, assumes current tax policy

FMS

- Declining depreciation impact from prior residual value estimate changes, excluding any impact from UVS, net (gains/losses on sale and valuation adjustments)
  - ~$220M YOY earnings benefit in 2021; 1Q21 ~$50M YOY earnings benefit
  - ~$100M YOY earnings benefit in 2022
- Improved rental demand and used vehicle sales results; higher lease sales activity

SCS

- Increased contractual sales activity; EBT as % of operating revenue to remain within target range, driven by improved operating performance, partially offset by strategic investments

DTS

- Increased contractual sales activity; EBT as % of operating revenue to be slightly below target range as benefits from growth are offset by strategic investments

*2021 outlook is based upon key assumptions that are described herein and on slide 2 "Safe Harbor and Non-GAAP Financial Metrics" and is subject to change.

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@ 2021 Ryder System, Inc. All Rights Reserved 12 Disciplined Capital Allocation Revised capital allocation strategy in late 2019 to achieve ROE target and generate positive free cash flow over the cycle

© 2021 Ryder System, Inc. All Rights Reserved 13 Capital Expenditures Lease Rental Normalized Replacement CapEx (1) ~ $450M $2.9B $0.9B $1.5B FY 19 FY 20 FY 21F $557M $85M $550M FY 19 FY 20 FY 21F Normalized Replacement CapEx (1) ~ $1.3-1.4B Lease fleet expected to modestly decline Rental fleet expected to increase by ~10% with $250M in estimated growth capital FY19 FY20 FY21F Lease Vehicles $ 2.9 $ 0.9 $1.4 - $1.6 Rental Vehicles 0.6 0.1 0.5 - 0.6 Operating Property & Equipment 0.2 0.1 0.1 Gross Capital Expenditures $ 3.6 $ 1.1 $2.0 - $2.3 Gross Capital Expenditures (billions) (2) (1) Normalized Replacement CapEx is the estimated capital spending needed to support steady level of replacement activity. (2) Midpoint of forecast range (2)

@ 2021 Ryder System, Inc. All Rights Reserved 14 Free Cash Flow, Adjusted ROE & Comparable EBITDA $0.2B $-0.9B $-1.1B $1.6B $0.55B FY 17 FY 18 FY 19 FY 20 FY 21F Free Cash Flow * Midpoint of $400 - $700 million forecast range * • Declining depreciation impact from 2019 and 2020 residual value estimate changes is key driver to ROE improvement • Expect to approach interim target of 11% in FY21 • Record FY20 free cash flow primarily reflects lower capital spending • Lower forecasted free cash flow in FY21 reflects higher capital spending; leverage expected to remain in target range of 250-300% Adjusted Return on Equity FY 19 FY 20 FY 21F 15% long-term ROE target 0.3% Note: See Appendix for reconciliations of non-GAAP financial measures including Free Cash Flow, Adjusted ROE and Comparable EBITDA -1.3% 10-11% • Reflects contractual growth and improved operating performance $2.2B $2.3B FY 19 FY 20 Comparable EBITDA(1) (1) Comparable EBITDA has been recast to exclude gains/losses from the sale of used vehicles. Reconciliations may be found on slides 43-45. (1.3%)

© 2021 Ryder System, Inc. All Rights Reserved 15 Strategic Initiative Highlights SCS / DTS SCS SCS FMS FMSSCS / DTS

© 2021 Ryder System, Inc. All Rights Reserved 16 EPS – Continuing Operations ($ Earnings Per Share) Full Year EPS 2021 Forecast 2020 GAAP $4.18 - $4.68 $(2.15) Comparable $4.15 - $4.65 $(0.27) First Quarter EPS 2021 Forecast 2020 GAAP $0.30 - $0.40 $(2.09) Comparable $0.50 - $0.60 $(1.38) Note: See Appendix for reconciliations of non-GAAP financial measures including Comparable EPS

Key Drivers to Reach Long-Term Adjusted ROE Target [1]



2020 ROE (1.3)%
(Trailing 12 Months)
Declining Impact from 2019 & 2020 Depreciation Changes
Rental Recovery
ChoiceLease Pricing
Maintenance / Cost Initiatives
SCS/DTS Growth
ROE 15% (Interim Target 11%)

Adjusted ROE expected to approach interim target of 11% in FY21 driven by declining impact from prior residual value estimate changes and improved rental performance, as well as actions to increase returns

(1) The key drivers listed above are the assumptions underlying our ability to achieve the interim and long-term ROE targets. Ryder's ability to achieve these drivers is subject to a number of risks and uncertainties including those listed herein and in the "Note Regarding Forward-Looking Statements". Ryder's ROE is expected to benefit over the long-term assuming (i) the material impacts of the residual value estimate changes have passed and there are no further residual value estimate changes and (ii) commercial rental experiences cyclical improvement in demand and utilization. The assumptions and estimates with respect to residual value estimates are based on management's view in light of current and anticipated market conditions among other factors as described in our SEC filings. Management's expectations of cyclical improvement in commercial rental demand and utilization over the long-term is based on historical trends and management's outlook. If rental conditions do not recover as anticipated, this may have a material negative impact on our earnings and financial results and may adversely affect our ability to reach these targets.

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© 2021 Ryder System, Inc. All Rights Reserved 18 Progress on Actions to Reach Adjusted ROE Target Impact of Depreciation Changes / Cyclical Upturn in Used Vehicle Sales • Improving used vehicle market conditions • Expanding retail sales capacity - increase locations and online sales capabilities • Declining impact from residual value estimate changes expected to continue, assuming no additional reductions to residual value estimates Cyclical Improvement in Rental Demand and Utilization • 2020 fleet size reduced to align with lower demand conditions due to COVID • 2021 fleet growth planned due to higher expected demand resulting from a strong e-commerce and freight environment ChoiceLease Pricing Initiatives • Benefiting from implementation of price increases; revenue per new lease vehicle up mid-single digits • Using data analytics to refine and enhance portfolio pricing optimization

Progress on Actions to Reach Adjusted ROE Target

Maintenance Cost Initiative & Other Cost Actions

- Achieved $30M annual savings target from $100M multi-year maintenance cost savings initiative in 2020; $50M+ savings achieved program to date
  - Expect to achieve additional $30M in annual savings in 2021

Accelerate Growth in SCS/DTS

- Increased sales leads and ryder.com activity following 3Q launch of brand awareness campaign
- Expecting strong sales activity and returns at Ryder Last Mile due to accelerating e-commerce trends
- RyderShare launched in 2Q; nearly 2M shipments tracked for SCS and DTS customers
- Expanding e-fulfillment capacity and capabilities

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© 2021 Ryder System, Inc. All Rights Reserved 20 Q&A

© 2021 Ryder System, Inc. All Rights Reserved 21 Appendix Segment Comparable EBITDA ChoiceLease Fleet Count - Active Fleet Key Financial Statistics Business Segment Detail Central Support Services Balance Sheet Segment Balance Sheet Asset Management Non-GAAP Financial Measures & Reconciliations

© 2021 Ryder System, Inc. All Rights Reserved 22 Fourth Quarter Comparable Segment EBITDA 4Q20 FMS SCS DTS CSS/ELIMS Net segment earnings $ 53 $ 24 $ 13 $ (64) Income taxes 7 10 2 (22) Non-operating pension costs (2) — — — 2 Other items impacting comparability (2) — — — 23 EBT 60 34 15 (61) Interest expense / (income) 60 — (1) — Depreciation 463 11 1 — Used vehicle sales, net (18) — — — Amortization 1 1 — — Comparable Segment EBITDA $ 566 $ 47 $ 16 $ (61) 4Q19 FMS SCS DTS CSS/ELIMS Net segment earnings $ (36) $ 23 $ 14 $ (54) Income taxes (45) 10 4 (38) Non-operating pension costs (2) — — — 40 Other items impacting comparability (2) — — — 29 EBT (80) 32 18 (23) Interest expense / (income) 63 — (1) — Depreciation 520 9 1 6 Used vehicle sales, net 10 — — — Amortization 1 1 — — Comparable Segment EBITDA $ 513 $ 43 $ 18 $ (17) ($ Millions) (1) Comparable EBITDA has been recast to exclude gains/losses from the sale of used vehicles (2) We do not allocate non-operating pension costs and other items impacting comparability to our segments. See our Non-GAAP reconciliations in this earnings presentation for further discussion on these items. Note: Amounts may not be additive due to rounding. (1)

© 2021 Ryder System, Inc. All Rights Reserved 23 Full Year Comparable Segment EBITDA 2020 YTD FMS SCS DTS CSS/ELIMS Net segment earnings $ (113) $ 118 $ 60 $ (178) Income taxes (29) 42 13 (44) Non-operating pension costs (2) — — — 11 Other items impacting comparability (2) — — — 90 EBT (142) 160 74 (120) Interest expense / (income) 255 1 (3) — Depreciation 1,981 39 3 4 Used vehicle sales, net — — — — Amortization 3 5 — — Comparable Segment EBITDA $ 2,097 $ 204 $ 74 $ (116) 2019 YTD FMS SCS DTS CSS/ELIMS Net segment earnings $ (34) $ 109 $ 66 $ (165) Income taxes (37) 36 15 (34) Non-operating pension costs (2) — — — 60 Other items impacting comparability (2) — — — 38 EBT (70) 145 81 (100) Interest expense / (income) 243 1 (3) — Depreciation 1,826 42 4 7 Used vehicle sales, net 59 — — — Amortization 3 5 — — Comparable Segment EBITDA $ 2,061 $ 193 $ 82 $ (93) ($ Millions) Note: Amounts may not be additive due to rounding. (1) Comparable EBITDA has been recast to exclude gains/losses from the sale of used vehicles (2) We do not allocate non-operating pension costs and other items impacting comparability to our segments. See our Non-GAAP reconciliations in this earnings presentation for further discussion on these items. (1)

© 2021 Ryder System, Inc. All Rights Reserved 24 ChoiceLease Fleet Count - Active Fleet Change ChoiceLease 2020 2019 2020 / 2019 Average Active Vehicles (1) 145,500 144,300 1% Revenue per Average Active Vehicle (2) $ 21,700 $ 21,300 2% End of Period Active Vehicles 142,300 147,400 (3)% (1) Active ChoiceLease vehicles are those units that earned revenue during the period, and are not classified as not yet earning or no longer earning units. (2) Calculated based on the quarterly ChoiceLease revenue. Change ChoiceLease 2020 2019 2020 / 2019 Average Active Vehicles (1) 143,100 146,900 (3)% Revenue per Average Active Vehicle (2) $ 5,700 $ 5,500 4% Fourth Quarter Full Year

Business Segments

Fourth Quarter

($ Millions)

	2020	2019	% B/(W)	Memo: Operating Revenue 2020	2019	% B/(W)
Total Revenue:						
Fleet Management Solutions	$ 1,334.8	$ 1,431.5	(7)%	$ 1,193.2	$ 1,224.5	(3)%
Supply Chain Solutions	711.2	648.7	10 %	505.7	466.4	8 %
Dedicated Transportation Solutions	300.9	346.4	(13)%	231.0	241.3	(4)%
Eliminations	(134.0)	(150.1)	11 %	(90.5)	(93.4)	3 %
Total	$ 2,212.9	$ 2,276.5	(3)%	$ 1,839.4	$ 1,838.8	— %
Segment Earnings (Loss) Before Tax: [1]						
Fleet Management Solutions	$ 60.2	$ (80.4)	NM			
Supply Chain Solutions	34.2	32.4	5 %			
Dedicated Transportation Solutions	15.3	18.1	(16)%			
Eliminations	(12.1)	(8.1)	(48)%			
	97.6	(38.0)	NM			
Central Support Services (Unallocated Share)	(49.3)	(14.7)	NM			
Non-operating Pension Costs	(1.8)	(40.3)	96 %			
Other Items Impacting Comparability	(23.2)	(29.2)	20 %			
Earnings (Loss) Before Income Taxes	23.3	(122.2)	NM			
Provision for (Benefit From) Income Taxes	(2.5)	(69.2)	(96)%			
Earnings (Loss) from Continuing Operations	$ 25.8	$ (53.1)	NM			
Comparable Earnings (Loss) from Continuing Operations	$ 43.9	$ (0.7)	NM			

NM - Not meaningful
Note: Amounts may not be additive due to rounding.
(1) Our primary measure of segment financial performance excludes unallocated CSS, non-operating pension costs and other items impacting comparability.

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Business Segments

Full Year

($ Millions)

	2020	2019	% B/(W)	Memo: Operating Revenue 2020	Memo: Operating Revenue 2019	Memo: Operating Revenue % B/(W)
Total Revenue:						
Fleet Management Solutions	$5,170.5	$ 5,571.4	(7)%	$ 4,577.6	$ 4,719.8	(3)%
Supply Chain Solutions	2,544.4	2,551.3	— %	1,870.4	1,880.0	(1)%
Dedicated Transportation Services	1,229.4	1,417.5	(13)%	929.2	972.7	(4)%
Eliminations	(524.2)	(614.4)	15 %	(353.2)	(383.4)	8 %
Total	$8,420.1	$ 8,925.8	(6)%	$ 7,024.0	$ 7,189.1	(2)%
Segment Earnings (Loss) Before Tax: (1)						
Fleet Management Solutions	$ (142.0)	$ (70.3)	NM			
Supply Chain Solutions	159.9	145.1	10 %			
Dedicated Transportation Services	73.4	81.1	(9)%			
Eliminations	(42.8)	(50.7)	16 %			
	48.6	105.2	(54)%			
Central Support Services (Unallocated Share)	(77.4)	(49.1)	(58)%			
Non-operating Pension Costs	(11.2)	(60.4)	82 %			
Other Items Impacting Comparability	(90.4)	(38.0)	NM			
Earnings (Loss) Before Income Taxes	(130.4)	(42.3)	NM			
Provision for (Benefit From) Income Taxes	(18.4)	(19.0)	(3)%			
Earnings from Continuing Operations	$ (112.0)	$ (23.3)	NM			
Comparable Earnings (Loss) from Continuing Operations	$ (13.8)	$ 53.6	NM			

NM - Not meaningful
Note: Amounts may not be additive due to rounding.
(1) Our primary measure of segment financial performance excludes unallocated CSS, non-operating pension costs and other items impacting comparability

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© 2021 Ryder System, Inc. All Rights Reserved 27 Fleet Management Solutions (FMS) Fourth Quarter ($ Millions) Revenue 2020 2019 % B/(W) ChoiceLease $ 813.4 $ 809.0 1 % SelectCare 123.9 135.8 (9) % Commercial Rental 239.2 256.1 (7) % Other 16.6 23.6 (30) % FMS Operating Revenue 1,193.2 1,224.5 (3) % Fuel Services Revenue 139.6 197.5 (29) % Lease Liability Insurance Revenue (1) 2.1 9.6 (78) % FMS Total Revenue $ 1,334.8 $ 1,431.5 (7) % FMS Earnings (Loss) Before Tax FMS Earnings (Loss) Before Tax (EBT) $ 60.2 $ (80.4) NM FMS EBT as a % of FMS Total Revenue 4.5% (5.6) % FMS EBT as a % of FMS Operating Revenue 5.0% (6.6) % NM - Not meaningful Note: Amounts may not be additive due to rounding. (1) In the first quarter of 2020, we announced our plan to exit the extension of our liability insurance coverage for ChoiceLease customers. The exit of this program is estimated to be completed in the first quarter of 2021. We have revised our definition of operating revenues to exclude the revenues associated with this program for better comparability of our on-going operations.

© 2021 Ryder System, Inc. All Rights Reserved 28 Fleet Management Solutions (FMS) Revenue 2020 2019 % B/(W) ChoiceLease $ 3,159.9 $ 3,077.1 3 % SelectCare 514.3 541.4 (5) % Commercial Rental 834.2 1,009.1 (17) % Other 69.1 92.3 (25) % FMS Operating Revenue 4,577.6 4,719.8 (3) % Fuel Services Revenue 569.1 816.4 (30) % Lease Liability Insurance Revenue (1) 23.8 35.3 (32) % FMS Total Revenue $ 5,170.5 $ 5,571.4 (7) % FMS Earnings (Loss) Before Tax FMS Earnings (Loss) Before Tax (EBT) $ (142.0) $ (70.3) NM FMS EBT as a % of FMS Total Revenue (2.7) % (1.3) % FMS EBT as a % of FMS Operating Revenue (3.1) % (1.5) % Full Year ($ Millions) NM - Not meaningful Note: Amounts may not be additive due to rounding. (1) In the first quarter of 2020, we announced our plan to exit the extension of our liability insurance coverage for ChoiceLease customers. The exit of this program is estimated to be completed in the first quarter of 2021. We have revised our definition of operating revenues to exclude the revenues associated with this program for better comparability of our on-going operations.

© 2021 Ryder System, Inc. All Rights Reserved 29 Supply Chain Solutions (SCS) ($ Millions) Fourth Quarter Revenue 2020 2019 % B/(W) Automotive $ 175.5 $ 164.4 7 % Technology & Healthcare 55.1 59.3 (7) % CPG & Retail 223.6 192.4 16 % Industrial & Other 51.6 50.3 3 % SCS Operating Revenue 505.7 466.4 8 % Subcontracted Transportation 184.0 154.3 19 % Fuel 21.5 28.0 (23) % SCS Total Revenue $ 711.2 $ 648.7 10 % Earnings Before Tax SCS Earnings Before Tax (EBT) $ 34.2 $ 32.4 5 % SCS EBT as a % of SCS Total Revenue 4.8% 5.0 % SCS EBT as a % of SCS Operating Revenue 6.8% 6.9 % Note: Amounts may not be additive due to rounding. 4Q20 SCS EBT includes $2M positive year-over-year impact due to a declining impact associated with prior residual value changes on vehicles used by SCS. * *

© 2021 Ryder System, Inc. All Rights Reserved 30 Supply Chain Solutions (SCS) ($ Millions) Revenue 2020 2019 % B/(W) Automotive $ 638.3 $ 693.2 (8) % Technology & Healthcare 223.0 268.3 (17) % CPG & Retail 814.1 736.1 11 % Industrial & Other 195.1 182.4 7 % SCS Operating Revenue 1,870.4 1,880.0 (1) % Subcontracted Transportation 593.9 554.7 7 % Fuel 80.1 116.6 (31) % SCS Total Revenue $ 2,544.4 $ 2,551.3 — % Earnings Before Tax SCS Earnings Before Tax (EBT) $ 159.9 $ 145.1 10 % SCS EBT as a % of SCS Total Revenue 6.3% 5.7 % SCS EBT as a % of SCS Operating Revenue 8.6% 7.7 % Full Year 2020 SCS EBT includes $5M negative year-over-year impact due to additional depreciation expense from prior residual values estimate changes on vehicles used by SCS. * * Note: Amounts may not be additive due to rounding.

© 2021 Ryder System, Inc. All Rights Reserved 31 Dedicated Transportation Solutions (DTS) ($ Millions) Fourth Quarter Revenue 2020 2019 % B/(W) DTS Operating Revenue $ 231.0 $ 241.3 (4) % Subcontracted Transportation 43.4 69.5 (38) % Fuel 26.5 35.6 (26) % DTS Total Revenue $ 300.9 $ 346.4 (13) % Earnings Before Tax DTS Earnings Before Tax (EBT) $ 15.3 $ 18.1 (16) % DTS EBT as a % of DTS Total Revenue 5.1% 5.2 % DTS EBT as a % of DTS Operating Revenue 6.6% 7.5 % DTS EBT includes $2M positive year-over-year impact due to a declining impact associated with prior residual value changes on vehicles used by DTS * *

© 2021 Ryder System, Inc. All Rights Reserved 32 Dedicated Transportation Solutions (DTS) ($ Millions) Revenue 2020 2019 % B/(W) DTS Operating Revenue $ 929.2 $ 972.7 (4) % Subcontracted Transportation 191.9 299.5 (36) % Fuel 108.2 145.3 (26) % DTS Total Revenue $ 1,229.4 $ 1,417.5 (13) % Earnings Before Tax DTS Earnings Before Tax (EBT) $ 73.4 $ 81.1 (9) % DTS EBT as a % of DTS Total Revenue 6.0% 5.7 % DTS EBT as a % of DTS Operating Revenue 7.9% 8.3 % Full Year DTS EBT includes $3M negative year-over-year impact due to additional depreciation expense from prior residual values estimate changes on vehicles used by DTS. * *

© 2021 Ryder System, Inc. All Rights Reserved 33 Central Support Services (CSS) Fourth Quarter ($ Millions) 2020 2019 % B/(W) Allocated CSS Costs $ 68.1 $ 62.5 (9) % Unallocated CSS Costs 49.3 14.7 NM Total CSS Costs $ 117.4 $ 77.1 (52) % 2020 2019 % B/(W) Allocated CSS Costs $ 247.3 $ 242.4 (2) % Unallocated CSS Costs 77.4 49.1 (58) % Total CSS Costs $ 324.8 $ 291.5 (11) % Full Year Note: Amounts may not be additive due to rounding.

© 2021 Ryder System, Inc. All Rights Reserved 34 Balance Sheet ($ Millions) December 31, 2020 December 31, 2019 Cash and Cash Equivalents $ 151 $ 74 Other Current Assets 1,444 1,488 Revenue Earning Equipment, Net 8,777 10,428 Operating Property and Equipment, Net 927 918 Other Assets 1,632 1,568 Total Assets $ 12,932 $ 14,475 Current Liabilities $ 1,537 $ 1,471 Total Debt 6,610 7,925 Other Non-Current Liabilities (including Deferred Income Taxes) 2,530 2,603 Shareholders' Equity 2,256 2,476 Total Liabilities and Shareholders' Equity $ 12,932 $ 14,475 Note: Amounts may not be additive due to rounding.

Selected Segment Balance Sheet Items

($ Millions)

December 31, 2020

	FMS (1)	SCS	DTS	Total
Assets Excluding Goodwill & Intangibles	$ 11,064	$ 1,097	$ 252	$ 12,413
Goodwill and Intangibles	259	216	44	518
Total Assets	11,323	1,313	296	12,932
Debt (2)	6,528	82	1	6,610
Equity (3)	$ 1,539	$ 605	$ 112	$ 2,256
Memo:				
Allocated Debt (4)	$ (601)	$ 230	$ 371	

December 31, 2019

	FMS (1)	SCS	DTS	Total
Assets Excluding Goodwill & Intangibles	$ 12,650	$ 1,016	$ 283	$ 13,949
Goodwill and Intangibles	261	221	44	526
Total Assets	12,911	1,237	327	14,475
Debt (2)	7,811	114	—	7,925
Equity (3)	$ 1,787	$ 563	$ 126	$ 2,476
Memo:				
Allocated Debt (4)	$ (691)	$ 272	$ 419	

Note: Amounts may not be additive due to rounding.

<u>General</u>: These results reflect management's reporting of selected segment balance sheet accounts. These amounts would differ if presented as standalone entities.
(1) FMS amounts include CSS assets and liabilities and intercompany eliminations for the purposes of this reconciliation.
(2) Debt includes intercompany and third-party debt. For the purposes of this presentation, intercompany receivables is presented as a component of total assets.
(3) We maintain a targeted capitalization structure (including Debt, Allocated Debt and Equity) for SCS and DTS based on benchmarking of peer companies. Any excess cash generated by our SCS and DTS segments is loaned to FMS.
(4) Allocated debt represents the book value at period-end of the FMS fleet which is utilized in our SCS and DTS businesses. The book value of this Revenue Earning Equipment is included in the Total Assets of our FMS segment for financial reporting purposes.

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Non-GAAP Financial Measures

This presentation includes "non-GAAP financial measures" as defined by SEC rules. As required by SEC rules, we provide a reconciliation of each non-GAAP financial measure to the most comparable GAAP measure. Non-GAAP financial measures should be considered in addition to, but not as a substitute for or superior to, other measures of financial performance prepared in accordance with GAAP. Specifically, the following non-GAAP financial measures are included in this presentation:

Non-GAAP Financial Measure	Comparable GAAP Measure	Reconciliation & Additional Information Presented on Slide Titled
Operating Revenue Measures:		
Operating Revenue	Total Revenue	Key Financial Statistics
FMS Operating Revenue, SCS Operating Revenue and DTS Operating Revenue	FMS Total Revenue, SCS Total Revenue and DTS Total Revenue	Fleet Management Solutions (FMS), Supply Chain Solutions (SCS) and Dedicated Transportation Solutions (DTS)
FMS EBT as a % of FMS Operating Revenue, SCS EBT as a % of SCS Operating Revenue, and DTS EBT as a % of DTS Operating Revenue	FMS EBT as a % of FMS Total Revenue, SCS EBT as a % of SCS Total Revenue, and DTS EBT as a % of DTS Total Revenue	Fleet Management Solutions (FMS), Supply Chain Solutions (SCS) and Dedicated Transportation Solutions (DTS)
Comparable Earnings Measures:		
Comparable Earnings (Loss) and Comparable EPS	Earnings (Loss) and EPS from Continuing Operations	Earnings (Loss) and EPS from Continuing Operations Reconciliation
Comparable Earnings (Loss) Before Income Tax and Comparable Tax Rate	Earnings (Loss) Before Income Tax and Tax Rate	Earnings (Loss) Before Income Tax and Tax Rate from Continuing Operations Reconciliation
Adjusted Return on Equity	Not Applicable. However, the non-GAAP elements of the calculation have been reconciled to the corresponding GAAP measures. A numerical reconciliation of net earnings to adjusted net earnings and average shareholders' equity to adjusted average equity is provided in the following reconciliations.	Adjusted Return on Equity Reconciliation
Adjusted Return on Capital (ROC) and Adjusted ROC Spread	Not Applicable. However, non-GAAP elements of the calculation have been reconciled to the corresponding GAAP measures. A numerical reconciliation of net earnings to adjusted net earnings and average total debt and average shareholders' equity to adjusted average total capital is provided.	Adjusted Return on Capital Reconciliation
Comparable Earnings (Loss) Before Interest, Taxes, Depreciation and Amortization - (EBITDA)	Earnings (Loss) from Continuing Operations	Comparable EBITDA Reconciliation
FMS Comparable EBITDA, SCS Comparable EBITDA, and DTS Comparable EBITDA **	FMS Net Segment Earnings, SCS Net Segment Earnings, and DTS Net Segment Earnings	Comparable Segment EBITDA
Cash Flow Measures:		
Total Cash Generated and Free Cash Flow	Cash Provided by Operating Activities	Cash Flow Reconciliation

**We believe comparable segment EBITDA provides investors with useful information, as it is a standard measure commonly reported and widely used by analysts, investors and other interested parties to measure financial performance by segment.

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© 2021 Ryder System, Inc. All Rights Reserved 38 Reconciliation of Total to Operating Revenue Full Year 2020 2019 Total Revenue $ 2,213 $ 2,277 Fuel and Subcontracted Transportation (371) (428) ChoiceLease Liability Insurance Revenue (1) (2) (10) Operating Revenue $ 1,839 $ 1,839 2020 2019 Total Revenue $ 8,420 $ 8,926 Fuel and Subcontracted Transportation (1,372) (1,701) ChoiceLease Liability Insurance Revenue (1) (24) (35) Operating Revenue $ 7,024 $ 7,189 ($ Millions, Except Per Share Amounts) (1) In the first quarter of 2020, we announced our plan to exit the extension of our liability insurance coverage for ChoiceLease customers. The exit of this program is estimated to be completed in the first quarter of 2021. We have revised our definition of operating revenues to exclude the revenues associated with this program for better comparability of our on- going operations. Note: Amounts may not be additive due to rounding. Fourth Quarter

© 2021 Ryder System, Inc. All Rights Reserved 39 Earnings (Loss) and EPS from Continuing Operations Reconciliation ($ Millions, except Per Share Data) 4Q20 4Q20 4Q19 4Q19 Earnings EPS Earnings EPS Continuing operations (GAAP) $ 25.8 $ 0.48 $ (53.1) $ (1.02) Non-operating pension costs 0.6 0.01 30.6 0.59 Restructuring and other, net 7.4 0.14 16.1 0.31 ERP implementation costs 5.3 0.10 5.7 0.11 Gains on sale of properties (1.6) (0.02) — — Early redemption of medium-term notes 6.9 0.13 — — Tax adjustments (0.4) (0.01) — — Comparable (non-GAAP) $ 43.9 $ 0.83 $ (0.7) $ (0.01) YTD20 YTD20 YTD19 YTD19 Earnings EPS Earnings EPS Continuing operations (GAAP) $ (112.0) $ (2.15) $ (23.3) $ (0.45) Non-operating pension costs 5.3 0.10 44.9 0.85 Restructuring and other, net 43.6 0.84 26.5 0.51 ERP implementation costs 25.4 0.49 15.8 0.30 Gains on sale of properties (5.0) (0.10) (13.8) (0.26) Early redemption of medium-term notes 6.9 0.13 — — Tax adjustments 22.1 0.42 3.5 0.06 Comparable (non-GAAP) $ (13.8) $ (0.27) $ 53.6 $ 1.01 (1) The reconciliation of the EBT and Tax Rate for these items are included on next slide. (1) Note: Amounts may not be additive due to rounding.

Earnings (Loss) Before Income Tax and Tax Rate from Continuing Operations Reconciliation

($ Millions)

	4Q20			YTD20		
	EBT	Tax	Tax Provision (Benefit)	EBT	Tax	Tax Provision (Benefit)
Continuing operations (GAAP)	$ 23.3	$ (2.5)	(10.6)%	$ (130.4)	$ (18.4)	(14.1)%
Non-operating pension costs	1.8	1.2		11.2	5.9	
Restructuring and other, net	8.8	1.4		52.5	8.9	
ERP implementation costs	7.1	1.8		34.3	8.8	
Gains on sale of properties	(1.7)	(0.1)		(5.4)	(0.4)	
Early redemption of medium-term notes	9.0	2.1		9.0	2.1	
Tax adjustments	—	0.4		—	(22.1)	
Comparable (non-GAAP) (1)	$ 48.3	$ 4.4	9.0 %	$ (28.8)	$ (15.0)	(52.1)%

	4Q19			YTD19		
	EBT	Tax	Tax Provision (Benefit)	EBT	Tax	Tax Provision (Benefit)
Continuing operations (GAAP)	$ (122.2)	$ (69.2)	(56.6)%	$ (42.3)	$ 19.0	(44.9)%
Non-operating pension costs	40.3	9.8		60.4	(15.6)	
Restructuring and other, net	21.6	5.4		35.3	(8.8)	
ERP implementation costs	7.6	2.0		21.3	(5.5)	
Gains on sale of properties	—	—		(18.6)	4.8	
Tax adjustments	—	—		—	3.5	
Comparable (non-GAAP) (1)	$ (52.7)	$ (52.0)	(98.7)%	$ 56.1	$ (2.5)	4.5 %

(1) The comparable provision for income taxes is computed using the same methodology as the GAAP provision for income taxes. Income tax effects of non-GAAP adjustments are calculated based on the statutory tax rates of the jurisdiction to which the non-GAAP adjustments relate.

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© 2021 Ryder System, Inc. All Rights Reserved 41 Comparable EPS Forecast Reconciliation First Quarter 2021 Full Year 2021 EPS from continuing operations (GAAP) $0.30 - $0.40 $4.18 - $4.68 Non-operating pension costs (0.03) (0.13) Tax adjustments 0.01 0.04 ERP implementation 0.11 0.16 Restructuring and other charges, net 0.11 (0.10) Comparable EPS from continuing operations forecast (non-GAAP) $0.50 - $0.60 $4.15 - $4.65

Adjusted Return on Equity Reconciliation [(1)]

($ Millions)

	2019	2020	2021 Forecast
Net earnings [(2)]	$ (24)	$ (122)	$ 240
Other items impacting comparability [(7)]	38	90	10
Income taxes [(3)]	(19)	(18)	85
Adjusted earnings before income taxes	(5)	(50)	335
Adjusted income taxes [(4)]	13	21	(90)
Adjusted net earnings [A]	$ 8	$ (29)	$ 245
Average total shareholders' equity [(5)]	$ 2,533	$ 2,257	$ 2,300
Average adjustments to shareholders' equity [(6)]	15	60	20
Adjusted average total equity [B]	$ 2,548	$ 2,317	$ 2,320
Adjusted Return on Equity [A]/[B]	0.3 %	(1.3)%	10.5 %

(1) Non-GAAP elements of this calculation have been reconciled to the corresponding GAAP measures. A numerical reconciliation of net earnings to adjusted net earnings and average shareholders' equity to adjusted average total equity is provided on this slide.
(2) Earnings calculated based on a 12-month rolling period.
(3) Includes income taxes on discontinued operations.
(4) Adjusted income taxes represents the tax provision on adjusted earnings before income taxes.
(5) The average is calculated based on the GAAP balances.
(6) Represents the impact of other items impacting comparability, net of tax, to equity for the respective period.
(7) Other items impacting comparability are comprised of the following:

	2019	2020	2021 Forecast
Restructuring and other, net	$ 35.3	$ 52.5	$ 20.0
Gain on sale of property	(18.6)	(5.4)	(20.0)
Early redemption of medium-term notes	—	9.0	—
ERP implementation costs	21.3	34.3	10.0
Other items impacting comparability	$ 38.0	$ 90.4	$ 10.0

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© 2021 Ryder System, Inc. All Rights Reserved 43 Adjusted Return on Capital Reconciliation ($ Millions) (1) Non-GAAP elements of this calculation have been reconciled to the corresponding GAAP measures. A numerical reconciliation of net earnings to adjusted net earnings and average total debt and average shareholders' equity to adjusted average total capital is provided on this slide. (2) Earnings calculated based on a 12-month rolling period. (3) Other items impacting comparability are discussed in our Adjusted Return on Equity Reconciliation. (4) Includes income taxes on discontinued operations. (5) Interest expense includes interest on off-balance sheet vehicle obligations. (6) Adjusted income taxes represents the tax provision on adjusted earnings before income taxes and adjusted interest expense. (7) The average is calculated based on the average GAAP balances. (8) Represents comparable earnings items for those periods. (9) Represents the adjusted return on capital vs. cost of capital (trailing 12 months). 2019 2020 Net earnings (loss) (2) $ (24) $ (122) Other items impacting comparability (3) 38 90 Income taxes (4) (19) (18) Adjusted earnings before income taxes (5) (50) Adjusted interest expense (5) 241 252 Adjusted income taxes (6) (43) (24) Adjusted net earnings (loss) [A] $ 193 $ 178 Average total debt (7) $ 7,427 $ 7,659 Average total shareholders' equity (7) 2,533 2,257 Average adjustments to shareholders' equity (8) 15 60 Adjusted average total capital [B] $ 9,975 $ 9,975 Adjusted return on capital [A]/[B] 1.9% 1.8 % Weighted average cost of capital 4.8% 4.7 % Adjusted return on capital spread (9) (2.9) % (2.9) % (1)

© 2021 Ryder System, Inc. All Rights Reserved 44 Comparable EBITDA Reconciliation ($ Millions) 2012 2013 2014 Net earnings (loss) $ 209.8 $ 237.9 $ 218.3 Loss (earnings) from discontinued operations, net of tax (9.1) 5.4 1.9 Provision for income taxes 102.1 125.7 118.1 Earnings (loss) before income taxes from continuing operations 302.8 369.0 338.3 Non-operating pension costs 31.4 22.2 5.5 Restructuring and other, net 8.1 (0.5) 3.4 Pension-related adjustments — 2.8 109.8 Superstorm Sandy vehicle-related (recoveries) losses 8.2 (0.6) — Foreign currency translation benefit — (1.9) — Acquisition transaction costs 0.4 — 1.8 Comparable earnings before income taxes 350.9 391.1 458.7 Interest expense 140.6 140.5 144.7 Depreciation 939.7 967.2 1,047.0 Used vehicle sales, net (89.1) (79.8) (116.2) Amortization 8.4 7.9 6.9 Comparable EBITDA $ 1,350.4 $ 1,426.9 $ 1,541.3 (1) Note: Amounts may not be additive due to rounding. (1) Comparable EBITDA has been recast to exclude gains/losses from the sale of used vehicles. Periods prior to 2017 do not reflect the impact from the lease accounting standard adopted in 2019. Non-GAAP elements of this calculation have been reconciled to the corresponding GAAP measure. A numerical reconciliation of earnings before income taxes from continuing operations to comparable earnings before income taxes from continuing operations is provided on this slide.

© 2021 Ryder System, Inc. All Rights Reserved 45 Comparable EBITDA Reconciliation ($ Millions) 2015 2016 2017 2018 Net earnings (loss) $ 304.8 $ 263.1 $ 719.6 $ 284.6 Loss (earnings) from discontinued operations, net of tax 1.2 2.2 0.5 2.3 Provision (benefit) for income taxes 163.2 142.0 (423.7) 102.5 Earnings (loss) before income taxes 469.2 407.3 296.4 389.5 Non-operating pension costs 17.8 29.9 27.7 7.5 Restructuring and other, net 18.1 5.1 17.3 5.6 Pension-related adjustments (0.5) 7.7 5.5 — ERP implementation costs — — — 0.7 Operating tax adjustment — — 2.2 — Tax reform-related and other tax adjustments, net — — 23.3 — Gain on sale of property — — (24.1) — Goodwill impairment — — — 15.5 Comparable earnings before income taxes 504.6 449.9 348.3 418.9 Interest expense 150.4 147.8 141.9 180.5 Depreciation 1,122.0 1,187.1 1,257.7 1,388.6 Used vehicle sales, net (99.9) (1.0) 17.0 22.3 Amortization 6.8 5.8 5.8 7.6 Comparable EBITDA $ 1,684.0 $ 1,789.6 $ 1,770.6 $ 2,017.9 (1) Note: Amounts may not be additive due to rounding. (1) Comparable EBITDA has been recast to exclude gains/losses from the sale of used vehicles. Periods prior to 2017 do not reflect the impact from the lease accounting standard adopted in 2019. Non-GAAP elements of this calculation have been reconciled to the corresponding GAAP measure. A numerical reconciliation of earnings before income taxes from continuing operations to comparable earnings before income taxes from continuing operations is provided on this slide.

© 2021 Ryder System, Inc. All Rights Reserved 46 Comparable EBITDA Reconciliation ($ Millions) Three months ended December 31, Twelve month ended December 31, 2020 2019 2020 2019 Net earnings (loss) $ 25.6 $ (53.5) $ (122.3) $ (24.4) Loss (earnings) from discontinued operations, net of tax 0.1 0.4 10.3 1.1 Provision (benefit) for income taxes (2.5) (69.2) (18.4) (19.0) Earnings (loss) before income taxes 23.3 (122.2) (130.4) (42.3) Non-operating pension costs 1.8 40.3 11.2 60.4 Restructuring and other, net 8.8 21.6 52.5 35.3 ERP implementation costs 7.1 7.6 34.3 21.3 Gain on sale of property (1.7) — (5.4) (18.6) Early redemption of medium-term notes 9.0 — 9.0 — Comparable earnings (loss) before income taxes 48.3 (52.7) (28.8) 56.1 Interest expense 59.9 62.8 252.3 241.4 Depreciation 475.1 536.2 2,027.4 1,878.9 Used vehicle sales, net (17.7) 9.6 (0.4) 58.7 Amortization 1.9 2.0 7.7 8.3 Comparable EBITDA $ 567.5 $ 557.8 $ 2,258.3 $ 2,243.4 (1) Note: Amounts may not be additive due to rounding. (1) Comparable EBITDA has been recast to exclude gains/losses from the sale of used vehicles. Periods prior to 2017 do not reflect the impact from the lease accounting standard adopted in 2019. Non-GAAP elements of this calculation have been reconciled to the corresponding GAAP measure. A numerical reconciliation of earnings before income taxes from continuing operations to comparable earnings before income taxes from continuing operations is provided on this slide.

Cash Flow Reconciliation

($ Millions)

	2017	2018	2019	2020	2021 Forecast
Cash Provided by Operating Activities from Continuing Operations	$ 1,628	$ 1,718	$ 2,141	$ 2,181	$ 2,200
Proceeds from Sales (Primarily Revenue Earning Equipment)[1]	429	396	518	552	$ 500
Total Cash Generated	2,057	2,114	2,659	2,734	$ 2,700
Capital Expenditures [1], [2]	(1,860)	(3,050)	(3,735)	(1,147)	(2,300 - 2,000)
Free Cash Flow [3]	$ 197	$ (936)	$ (1,077)	$ 1,587	$400M - $700M
Memo:					
Depreciation Expense	$ 1,258	$ 1,389	$ 1,879	$ 2,027	$ 1,880
Net Cash Used in Investing Activities	(1,439)	(2,821)	(3,217)	(601)	(1,600)
Net Cash Provided by (Used in) Financing Activities	(162)	1,086	1,084	(1,507)	(700)

Note: Amounts may not be additive due to rounding.

(1) Included in cash flows from investing activities.
(2) Capital expenditures presented net of changes in accounts payable related to purchases of revenue earning equipment.
(3) Non-GAAP financial measure. We refer to free cash flow as the sum of net cash provided by operating activities from continuing operations, net cash provided by the sale of revenue earning equipment and operating property and equipment and other cash inflows from investing activities, less purchases of revenue earning equipment and property.

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